                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 4, 2003

                      WILLIAMS COAL SEAM GAS ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)

          DELAWARE                     001-11608                75-6437433
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

            TRUST DIVISION
          ROYALTY TRUST GROUP
         BANK OF AMERICA, N.A.
      901 MAIN STREET, 17TH FLOOR
             DALLAS, TEXAS                                          75202
(Address of principal executive offices)                          (Zip Code)

       Registrant's Telephone Number, including area code: (214) 209-2400

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.       Exhibits

                  99.1     Press Release dated November 4, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


      On November 4, 2003, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on November 14, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

       This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               WILLIAMS COAL SEAM GAS ROYALTY TRUST

                               By: BANK OF AMERICA, N.A., TRUSTEE


                                    By: /s/RON E. HOOPER
                                        ----------------------------------------
                                        RON E. HOOPER
                                        Senior Vice President and Administrator

Date: November 5, 2003

                                  EXHIBIT INDEX

Exhibit
Number                           Description
-------            -------------------------------------
 99.1              Press Release dated November 4, 2003.